UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2013

VIROPHARMA INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-021699	23-2789550
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

730 STOCKTON DRIVE, EXTON, PENNSYLVANIA	19341
(Address of Principal Executive Offices)	(Zip Code)

(610) 458-7300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Events.

On November 14, 2013, ViroPharma Incorporated (the “Company”) delivered a notice (the “Notice”) to the Trustee (as defined below) and the holders of the Company’s outstanding 2.00% Convertible Senior Notes due 2017 of an anticipated Fundamental Change (as defined in the First Supplemental Indenture, dated as of March 26, 2007, between the Company and Wilmington Trust Company, as trustee (the “Trustee”)), relating to the Company’s 2.00% Convertible Senior Notes due 2017.  A copy of the Notice is attached hereto as Exhibit 99.1 and is incorporated into this report by reference.

Forward-Looking Statements

Statements contained or incorporated by reference in this document contain information that includes or is based on “forward-looking statements.”  These statements include statements regarding planned completion of the Offer (as defined in the Notice) and the Merger (as defined in the Notice).  We have tried, whenever possible, to identify such statements by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “projected,” “forecast,” “will,” “may” or similar expressions.  Because these statements reflect our current views concerning future events and are based on a number of assumptions that could ultimately prove inaccurate, these forward-looking statements are subject to risks and uncertainties including, but not limited to: the timing of the filings and approvals relating to the transaction and the expected timing of the completion of the transaction; uncertainties as to the percentage of the Company’s stockholders tendering their Shares (as defined in the Notice) in the Offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction or may approve the transaction with certain burdensome conditions that may result in a termination of the Merger Agreement (as defined in the Notice); the effects of disruption caused by the transaction making it more difficult to maintain relationships with employees, collaborators, vendors and other business partners; the risk that stockholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; and other risks and uncertainties discussed in the Company’s filings with the SEC, including the “Risk Factors” sections of the Company’s most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, as well as the tender offer documents to be filed by Parent (as defined in the Notice) and Merger Sub (as defined in the Notice), and the Solicitation/Recommendation Statement to be filed by the Company.  These risks, uncertainties and other factors, individually or in the aggregate, could cause actual results and events to differ materially from those referred to in the forward-looking statements.  All forward-looking statements are based on information currently available to the Company, and the Company assumes no obligation to update any such forward-looking statements.

IMPORTANT INFORMATION FOR INVESTORS AND STOCKHOLDERS

The Offer described in this document has not commenced.  This document does not constitute an offer to buy or a solicitation of an offer to sell any securities.  On the commencement date of the Offer, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, will be filed with the SEC by Merger Sub and Parent, and a Solicitation/Recommendation Statement on Schedule 14D-9 will be filed with the SEC by the Company.  The Offer will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO.  INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ BOTH THE TENDER OFFER STATEMENT AND THE SOLICITATION/RECOMMENDATION STATEMENT REGARDING THE OFFER, AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a copy of these documents (when available) free of charge at the SEC’s website at www.sec.gov. The Company also will provide a copy of these materials without charge on its website at www.viropharma.com under the “Investors” section.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1      Notice to Holders of ViroPharma Incorporated 2.00% Convertible Senior Notes due 2017, dated November 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIROPHARMA INCORPORATED

	By:	/s/ J. Peter Wolf
J. Peter Wolf
Vice President, General Counsel and Secretary

Date: November 14, 2013

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Notice to Holders of ViroPharma Incorporated 2.00% Convertible Senior Notes due 2017, dated November 14, 2013.